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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

         Hussman Investment Trust

(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)
John F. Splain
Ultimus Fund Solutions, LLC   225 Pictoria Drive, Suite 450   Cincinnati, Ohio 45246

  (Name and address of agent for service)
Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end: June 30, 2015

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

ANNUAL REPORT

June 30, 2015

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Dividend Value Fund	4
Letter to Shareholders	5
Portfolio Information	20
Schedules of Investments
Hussman Strategic Growth Fund	23
Hussman Strategic Total Return Fund	30
Hussman Strategic International Fund	33
Hussman Strategic Dividend Value Fund	38
Statements of Assets and Liabilities	43
Statements of Operations	45
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	47
Hussman Strategic Total Return Fund	48
Hussman Strategic International Fund	49
Hussman Strategic Dividend Value Fund	50
Financial Highlights
Hussman Strategic Growth Fund	51
Hussman Strategic Total Return Fund	52
Hussman Strategic International Fund	53
Hussman Strategic Dividend Value Fund	54
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	80
About Your Funds’ Expenses	81
Board of Trustees and Officers	83
Federal Tax Information	84
Other Information	85
Approval of Investment Advisory Agreements	86

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund

versus the Standard & Poor's 500 Index and the Russell 2000 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2015
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(9.99%)	(7.85%)	(7.61%)	(2.93%)	2.71%
S&P 500 Index	7.42%	17.31%	17.34%	7.89%	4.33%
Russell 2000 Index	6.49%	17.81%	17.08%	8.40%	7.57%

(a)

The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2015 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.07% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2014 prospectus was 1.15%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2015
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	(1.86%)	(1.29%)	0.73%	4.35%	4.86%
Barclays U.S. Aggregate Bond Index	1.86%	1.83%	3.35%	4.44%	4.53%

(a)

The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2015 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.68% annually of the Fund's average daily net assets. The gross annual expense ratio as disclosed in the November 1, 2014 prospectus was 0.74%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2015
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	(12.56%)	(3.43%)	(2.20%)	(1.87%)
MSCI EAFE Index	(4.22%)	11.97%	9.54%	5.87%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2015, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Fund's expense ratio was 1.61% for the year ended June 30, 2015. The expense ratio as disclosed in the November 1, 2014 prospectus was 1.53%.

3

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Dividend Value Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2015
	1 Year	3 Years	Since Inception(b)
Hussman Strategic Dividend Value Fund(c)(d)	(2.83%)	1.79%	1.46%
S&P 500 Index	7.42%	17.31%	15.90%

(a)

The Hussman Strategic Dividend Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2015 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2014 prospectus was 2.12%.

4

The Hussman Funds
Letter to Shareholders	August 17, 2015

Dear Shareholder,

The Hussman Funds continue to pursue a historically-informed, value-conscious, risk-managed investment discipline focused on the complete market cycle. Over the past year, we have observed an increasing deterioration in market internals coupled with extreme valuation levels that, on reliable measures, are second only to the 2000 peak across more than a century of history. Since mid-2014, as the broad stock market has churned sideways, the price behavior of individual stocks, industries, sectors, and credit-sensitive securities has demonstrated increasing dispersion, and trading volume has demonstrated a characteristic pattern of “distribution” featuring thinning volume on market advances and expanding volume on market weakness. During the same period, large capitalization-weighted indices such as the S&P 500 and Nasdaq Composite have pushed several percent higher, though with deteriorating momentum, paced by a narrowing subset of stocks having extremely high market capitalizations.

Decades ago, the legendary market analyst Bob Farrell observed “Markets are strongest when they are broad and weakest when they narrow to a handful of blue chips.” This divergence between the “troops” and the “generals” is the same general pattern that we observed approaching the 2000 and 2007 market peaks, noting in particular that the performance of value-oriented stocks is often least impressive when the stock market is approaching a long period of dull or negative returns. Indeed, among actively managed mutual funds having a track record of at least 3 years, 94% of funds classified by Morningstar as “large value” lagged the S&P 500 Index from June 30, 2014 through June 30, 2015, as have 72% of funds classified as “large blend.”

For hedged-equity strategies (as the Hussman Funds pursue) the main problem with this fairly routine feature of late-stage bull markets is known as “basis risk.” When a portfolio of individual securities is hedged with an offsetting short position in major stock market indices, a modest shortfall in the performance of the stock holdings – relative to the performance of the indices being used to hedge – will produce a modest negative return for the overall position.

During the fiscal year ended June 30, 2015, this type of divergence affected the three equity-oriented Hussman Funds: Strategic Growth Fund, Strategic Dividend Value Fund, and Strategic International Fund, contributing to their negative returns during this period. In the case of Strategic International Fund, which was hedged against equity risk but only partially against currency fluctuations, currency exposure also contributed to the basis risk observed during this period. Meanwhile, as it did at the 2007 peak, Strategic Growth Fund has responded to the combination of extreme valuations and deteriorating market internals by raising the strike prices of

5

The Hussman Funds
Letter to Shareholders (continued)

the index put option side of its hedges, incurring a moderate amount of time-decay as capitalization-weighted indices have advanced without sufficient market volatility to offset that cost. Strategic Total Return Fund experienced a loss of -1.86% for the fiscal year, resulting from a very modest exposure to precious metals shares that was established as the Philadelphia Gold & Silver Index (XAU) lost -36.68%.

We view diverging market internals and the subdued performance of value-oriented stocks since mid-2014 as typical of the late-stage of an extremely overvalued market advance. In a longer-term context, we would view it as commonplace, except that it presently comes at a point that follows, and therefore seems indistinguishable from, the difficult transition between our pre-2009 methods to our present methods of classifying market return/risk profiles. That transition is discussed in the 2014 Annual Report, and as detailed below, I believe that the required adaptations for that transition are complete. While it is unfortunate that those adaptations have not demonstrated obvious near-term benefits, the central driver of our present market concern is that, unlike the bulk of the period from 2009 to mid-2014, we presently observe not only extreme valuations, but also deterioration in market internals. This constitutes precisely the same combination that allowed us to correctly defend against the 2000-2002 and 2007-2009 market collapses.

The central lesson of the half-cycle since 2009

A century of market history has repeatedly taught that rich valuations are invariably coupled with disappointing long-term returns. An equally important feature of market cycles across history is that the near-term outcome of speculative, overvalued markets has little to do with even the most extreme valuations, and is instead dependent on the prevailing attitude of investors toward risk-seeking or risk-aversion. In prior market cycles, investors generally abandoned their speculative tendencies once the market had established overvalued, overbought, overbullish extremes. The central lesson from the advance of 2009 is that faced with a central bank bent on intentionally encouraging speculation, it is necessary to focus directly on measures that reflect the attitude of investors toward risk.

When investor preferences are risk-seeking, the effect can generally be seen as speculation across a broad range of individual securities, industries, sectors and security types; including small stocks, large stocks, industrial stocks, transportation stocks, utilities, investment grade bonds, junk debt, and other groups. As a result, investor risk preferences can be largely inferred from the behavior of these observable “market internals.” During the technology bubble, I referred to this feature using the phrase “trend uniformity.” In the long-term, investment outcomes are chiefly defined by valuations, but over shorter horizons, we observe that the difference between an

6

The Hussman Funds
Letter to Shareholders (continued)

overvalued market that becomes more overvalued, and an overvalued market that crashes, has little to do with the level of valuation and everything to do with the attitudes of investors toward risk.

The following comment, which I published in October 2000, just before the collapse of the technology bubble, summarizes the feature that we believe is characteristic of every prior valuation bubble and crash across history, and also describes the current status of the financial markets, given the prevailing combination of extreme valuations and deteriorating market internals:

“The information contained in earnings, balance sheets and economic releases is only a fraction of what is known by others. The action of prices and trading volume reveals other important information that traders are willing to back with real money. This is why trend uniformity is so crucial to our Market Climate approach. Historically, when trend uniformity has been positive, stocks have generally ignored valuation, no matter how extreme. When the market loses that uniformity, valuations often matter suddenly and with a vengeance. This is a lesson best learned before a crash rather than after one. Valuations, trend uniformity, and yield pressures are now uniformly unfavorable, and the market faces extreme risk in this environment.”

Again, in July 2007, as the market approached its final high prior to plunging by more than half as the global financial crisis took hold, I wrote:

“One of the best indications of the speculative willingness of investors is the ‘uniformity’ of positive market action across a broad range of internals. Probably the most important aspect of last week’s decline was the decisive negative shift in these measures. Since early October of last year, I have at least generally been able to say in these weekly comments that ‘market action is favorable on the basis of price trends and other market internals.’ Now, it also happens that once the market reaches overvalued, overbought and overbullish conditions, stocks have historically lagged Treasury bills, on average, even when those internals have been positive (a fact which kept us hedged). Still, the favorable market internals did tell us that investors were still willing to speculate, however abruptly that willingness might end. Evidently, it just ended, and the reversal is broad-based.”

Given our success in prior market cycles, why did we stumble in the advancing half of this one? Our difficulty in the advancing half-cycle since 2009 was the inadvertent result of my insistence – after a financial crisis that we correctly anticipated – on stress-testing our methods of classifying market return/risk profiles against Depression-era data. As that crisis deepened, financial and economic outcomes became “out of sample” from the standpoint of the post-war data on which our pre-2009 methods

7

The Hussman Funds
Letter to Shareholders (continued)

were based. The ensemble methods that emerged from that stress-testing effort performed better across historical market cycles than any approach we had ever tested. However, those methods also identified another regularity of history: in prior market cycles, the emergence of an extreme syndrome of overvalued, overbought, overbullish conditions had generally been accompanied or closely followed by a breakdown in market internals. As a result, we took a strongly defensive position immediately when those syndromes emerged.

If the Federal Reserve’s policy of quantitative easing did anything to make the half-cycle since 2009 “different,” it was to disrupt that regularity. Quantitative easing repeatedly and intentionally encouraged yield-seeking speculation by investors, despite overvalued, overbought, overbullish extremes. Since 2009, it has only been when market internals have explicitly deteriorated (for example, in 2011), that the stock market has declined meaningfully. In 2014, we imposed the requirement that our most strongly defensive market outlook must be validated by an actual breakdown in market internals or credit spreads as a prerequisite, and not by overextended market action alone. A more complete narrative of the transition from our pre-2009 methods to our present methods of classifying market return/risk profiles is available in my weekly commentaries on the Hussman Funds website (www.hussmanfunds.com). See in particular “A Better Lesson than ‘This Time is Different’” and “Hard Won Lessons and the Bird in the Hand.”

If there is a single lesson to be learned from the period since 2009, it is not a lesson about the irrelevance of valuations, nor about the omnipotence of the Federal Reserve. Rather, it is a lesson about the importance of investor attitudes toward risk, and the effectiveness of measuring those preferences directly through the broad uniformity or divergence of individual stocks, industries, sectors, and security types. In prior market cycles, the emergence of extremely overvalued, overbought, overbullish conditions was typically accompanied or closely followed by deterioration in market internals. In the face of Fed-induced yield-seeking speculation, one needed to wait until market internals deteriorated explicitly. When rich valuations are coupled with deterioration in market internals, overvaluation that previously seemed irrelevant has often transformed into sudden and vertical market losses.

At present, it is not simply extreme market valuation, but the fact that extreme valuation is now joined with deteriorating market internals that drives our rather unrestrained concerns at present. Despite historically offensive valuations, an improvement in market internals and credit spreads would convey a signal about fresh risk-seeking among investors and would reduce the immediacy of our concerns.

8

The Hussman Funds
Letter to Shareholders (continued)

Such an improvement would not remove the likelihood of weak long-term returns in the general stock market, but our concerns about the imminent risk of severe market losses would be deferred.

Performance Summary

For the year ended June 30, 2015, Strategic Growth Fund lost -9.99%, due partly to a difference in performance of the stocks held by the Fund, compared with the capitalization-weighted indices the Fund uses to hedge, and partly to decay in the time-value of index put options held by the Fund. Strategic Total Return Fund lost -1.86%, attributable primarily to a steep decline in the stocks of precious metals companies, to which the Fund had a modest exposure. Strategic International Fund lost -12.56%, reflecting the impact of steep depreciation in foreign currencies, only part of which was hedged by the Fund, despite being generally hedged against local equity market volatility. Strategic Dividend Value Fund lost -2.83%, primarily reflecting a modest underperformance of the stocks held by the Fund, relative to the capitalization-weighted S&P 500 Index.

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2015, the Fund achieved an average annual total return of 2.71%, compared with an average annual total return of 4.33% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $14,902, compared with $18,821 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -37.59%, compared with a maximum loss of -55.25% for the S&P 500 Index during the same period.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2015, the Fund achieved an average annual total return of 4.86%, compared with an average annual total return of 4.53% for the Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $18,353, compared with $17,630 for the same investment in the Barclays U.S. Aggregate Bond Index. The deepest loss experience by the Fund since inception was -11.52%, compared with a maximum loss of -5.08% for the Barclays U.S. Aggregate Bond Index during the same period.

From the inception of Strategic International Fund on December 31, 2009 through June 30, 2015, the Fund experienced an average annual total return of -1.87%, compared with an average annual total return of 5.87% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would be worth $9,017, compared with $13,684 for the same investment in the MSCI

9

The Hussman Funds
Letter to Shareholders (continued)

EAFE Index. The maximum decline of the EAFE Index since the inception of Strategic International Fund was -26.48%, compared with a maximum decline of -21.77% for the Fund.

From the inception of Strategic Dividend Value Fund on February 6, 2012 through June 30, 2015, the Fund achieved an average annual total return of 1.46%, compared with an average annual total return of 15.90% for the S&P 500 Index. An initial $10,000 investment in the Fund on February 6, 2012 would have grown to $10,503, compared with $16,508 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -4.12%, compared with a maximum loss of -9.58% for the S&P 500 Index.

Performance Drivers

Strategic Growth Fund

The stock selection approach of the Fund has outperformed the S&P 500 Index by 5.04% (504 basis points) annually since the inception of the Fund. During the fiscal year ended June 30, 2015, the stock selection achieved a total return of 3.77%, but underperformed the capitalization-weighted indices used by the Fund to hedge, as the S&P 500 Index, Russell 2000 Index, and Nasdaq 100 Index achieved total returns of 7.42%, 6.49%, and 15.58%, respectively. Market action during the past year has featured a clear deterioration in market internals, as measured by price behavior across a wide range of individual stocks, industries, sectors, and security types, including debt securities of varying credit risk. As this internal dispersion has increased, the performance of capitalization-weighted indices has become dominated by a handful of the very largest stocks in those indices; a characteristic that was also evident at the 2000 and 2007 market peaks. The Fund was fully-hedged during the past year, and in the face of extreme valuations coupled with deteriorating market internals, the Fund held higher-strike put options as part of its hedge. In the absence of a significant stock market decline, which we continue to view as probable under present conditions, these put options contributed a loss of time value. We expect that the most reasonable opportunity to reduce hedges and establish a more constructive investment stance will emerge at the point that a material retreat in market valuations is coupled with a firming of market action after such a retreat.

Strategic Total Return Fund

During the fiscal year ended June 30, 2015, Strategic Total Return Fund lost -1.86%. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 2-6 years (meaning that a 100 basis point

10

The Hussman Funds
Letter to Shareholders (continued)

move in interest rates would be expected to affect Fund value by about 2-6% on the basis of bond price fluctuations). The most challenging component of the Fund’s investment strategy was its modest and selective holdings of shares in precious metals producers; a component that since the inception of the Fund has generally contributed to returns. Because of the volatility of precious metals shares, the Fund’s exposure to this sector has been conservative. The Fund generally increases exposure to this sector on material price weakness, and reduces exposure on material strength, with exposure during the past year typically ranging between 5-15% of Fund assets. During the year ended June 30, 2015, the Philadelphia Gold & Silver Index (XAU) lost -36.68%, creating a continuing headwind to this aspect of our discipline. The recent price decline in precious metals shares has driven the ratio of spot gold prices to the XAU to the highest level in history. Prior to recent years, this ratio was strongly correlated with actual subsequent total returns in precious metals shares. Because marginal production costs have increased over time, part of the weakness in this sector reflects legitimate near-term concerns about earnings as a result of weakness in the price of gold itself. However, we believe that much of the weakness in this sector also represents historically extreme undervaluation.

Strategic International Fund

During the fiscal year ended June 30, 2015, Strategic International Fund lost -12.56%. The Fund was fully hedged against the impact of general market fluctuations during this period. Because of high correlations that occur between international equity markets during steep declines in U.S. markets, we expect the Fund to maintain a relatively defensive stance until our assessment of U.S. market risk becomes more favorable than is presently the case. In the absence of such extreme risks, the Fund will have substantially greater opportunity to establish a constructive investment stance based on valuation, market action and other investment considerations specific to the equity markets of individual countries.

Strategic Dividend Value Fund

During the fiscal year ended June 30, 2015, Strategic Dividend Value Fund lost -2.83%. As of June 30, 2015, the Fund had over 90% of its assets invested in stocks. Close to 100% of the value of the Fund’s exposure to equities was offset with short positions in the S&P 500 – the most defensive posture assumed by the Fund’s investment strategy.

As noted above, the largest peak-to-trough drawdown in Strategic Dividend Value to date has been -4.12%, compared with a loss of -9.58% in the S&P 500 Index. The volatility of the Fund’s returns (based on daily standard deviation) has been 3.45%,

11

The Hussman Funds
Letter to Shareholders (continued)

versus 11.78% for that benchmark. Much of this lower drawdown and volatility can be attributed to the hedge held by the Fund against the impact of market fluctuations. The companies in the Fund’s portfolio also tend to have lower variability in sales, earnings, and profit margins, combined with an emphasis on balance sheet stability, dividend coverage, and favorable estimated valuations relative to the general market. In our view, these characteristics have contributed to lower volatility in the Fund’s stock holdings relative to the S&P 500 Index.

Portfolio Composition

As of June 30, 2015, Strategic Growth Fund had net assets of $756,903,917, and held 122 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (29.6%), health care (25.4%), consumer discretionary (18.6%), consumer staples (7.7%), industrials (4.8%), materials (4.7%), and financials (4.6%). The smallest sector weights were in energy (2.5%), utilities (2.2%) and telecommunication services (0.7%).

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2015 were valued at $762,643,857. Against these stock positions, the Fund also held 2,250 option combinations (long put option/short call option) on the S&P 500 Index, 1,500 option combinations on the Russell 2000 Index and 200 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2015, the S&P 500 Index closed at 2,063.11, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,253.947 and 4,396.762, respectively. The Fund’s total hedge therefore represented a short position of $740,227,040, thereby hedging 97.1% of the dollar value of the Fund’s long investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $5 million during the year ended June 30, 2015: Aetna, Jack in the Box, and Anthem. Holdings with losses in excess of $5 million during this same period were Halliburton, SunPower, Barrick Gold, and BP plc - ADR.

As of June 30, 2015, Strategic Total Return Fund had net assets of $485,014,856. Treasury bills, Treasury notes, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 81.2% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 7.8%, 7.4% and 3.4% of net assets, respectively.

12

The Hussman Funds
Letter to Shareholders (continued)

In Strategic Total Return Fund, during the year ended June 30, 2015, portfolio gains in excess of $3 million were achieved in U.S. Treasury Inflation-Protected Note (2.50%, due 1/15/2029), SPDR DB International Government Inflation-Protected Bond ETF, and U.S. Treasury Bond (2.375%, due 8/15/2024). Holdings with losses in excess of $1 million during this same period were Barrick Gold, Gold Fields Ltd. – ADR, and Pan American Silver.

As of June 30, 2015, Strategic International Fund had net assets of $42,325,467 and held 61 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in information consumer discretionary (19.2%), information technology (10.4%), health care (9.4%), consumer staples (6.9%), industrials (6.6%), utilities (4.7%) and telecommunication services (4.5%). The smallest sector weights were in financials (3.8%), energy (2.3%), and materials (1.5%). Money market funds accounted for 4.2% of net assets.

In order to hedge the impact of general market fluctuations, as of June 30, 2015, Strategic International Fund was short 100 futures on the Euro STOXX 50 Index and 265 futures on the Mini MSCI EAFE Index. The combined notional value of these hedges was $28,102,048, hedging 95.8% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While the investment portfolio of Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2015. Individual equity holdings having portfolio gains in excess of $1 million during the year ended June 30, 2015 included Smith & Nephew plc - ADR, Lonza Group AG, Taiwan Semiconductor Manufacturing Company Ltd., Novartis AG – ADR, and KDDI Corp. The only holding with a portfolio loss in excess of $500,000 during this same period was Tesco plc.

As of June 30, 2015, Strategic Dividend Value Fund had net assets of $8,869,479, and held 56 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (23.6%), consumer discretionary (18.3%), consumer staples (16.0%), materials (12.1%), industrials (6.8%), energy (6.3%), and health care (6.0%). The smallest sector weights were in financials (1.7%) and utilities (1.6%).

13

The Hussman Funds
Letter to Shareholders (continued)

Strategic Dividend Value Fund’s holdings of individual stocks as of June 30, 2015 were valued at $8,190,279. Against these stock positions, the Fund also held 39 option combinations (long put option/short call option) on the S&P 500 Index. The notional value of this hedge was $8,046,129, hedging 98.2% of the value of equity investments held by the Fund.

In Strategic Dividend Value Fund, during the year ended June 30, 2015, portfolio gains in excess of $150,000 were achieved in Safeway, Dr Pepper Snapple Group, Intel, and Eli Lilly. Holdings with portfolio losses in excess of $100,000 during this same period included Transocean Ltd. and Coach.

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com.

Current Outlook

On the measures we identify as most reliable across history, current market valuations now exceed every prior extreme other than 2000, including 1906, 1929, 1937, 1966, 1972, and 2007. What is striking about those prior extremes is not simply that the stock market typically lost approximately half of its value in the following years, but that it would take many more years, and in some cases decades, for major indices such as the Dow Jones Industrial Average and Standard & Poor’s 500 Index to durably exceed those highs. Indeed, it would be consistent with not only current valuations, but also a century of market history, for the completion of the current market cycle to erase the entire price gain, and even the entire total return, that the S&P 500 Index has achieved since its March 2000 peak. In our view, even the 3.97% average annual total return of the S&P 500 from that March 24, 2000 peak through June 30, 2015 has been achieved only because yield-seeking speculation encouraged by the Federal Reserve has driven market valuations to extremes close to those of 2000. Unlike the 2009 low, when the stock market became moderately undervalued on historically reliable measures, a surrender of the past 15 years of S&P 500 total returns would hardly bring market valuations back to their pre-bubble norms.

Our investment outlook has little to do with near-term economic prospects, but a few observations may be useful. Since February, the prospect of oncoming economic weakness has been signaled by deterioration in the broad market, steep weakness in the prices of industrial commodities, and shortfalls in the “new orders” and “order backlogs” components of regional Federal Reserve and purchasing manager surveys. We do not yet see this evidence as strong enough to anticipate a recession with confidence, largely because indicators of employment remain relatively

14

The Hussman Funds
Letter to Shareholders (continued)

firm. But employment indicators are well-known to lag other economic measures, so the evidence on this front may change in a way that confirms the deterioration in measures that have more leading characteristics.

While economic weakness may be supportive for Treasury bonds, yields are already quite depressed, so our outlook is constructive but not aggressive toward Treasury securities. Meanwhile, credit spreads continue to widen as yields on credit-sensitive debt increase relative to Treasury yields, suggesting rising default risks. We view material exposure to credit risk as undesirable here. Interestingly, while the prospect of economic weakness is often seen as negative for precious metals shares, we find that these shares have historically performed better in periods of economic weakness than in periods of strength, regardless of whether the rate of inflation has been rising or falling at the time. Our outlook in the precious metals market remains measured, but constructive. Finally, the performance of international stocks tends to be most highly correlated with that of U.S. stocks during periods where the U.S. markets are declining (a regularity captured by the aphorism that “international diversification is least useful when you need it most”). In our view, the best opportunity to establish a constructive or unhedged outlook toward international equities will be after the current combination of extreme valuations and deteriorating market internals is cleared; ideally after a material retreat in valuations is joined by an early improvement in market action.

Our concern about the prospect of a potentially deep stock market decline is not dependent on the expectation of earnings weakness. While I do believe that a significant retreat in profit margins is likely over the completion of the present economic cycle, the larger concern is that investors have priced stocks on the basis of current earnings and record margins, as if those earnings are fully representative of decades and decades of future income. In our view, investors are paying prices that assume current record profit margins will remain elevated forever.

Historically, we find that the valuation measures best correlated with actual subsequent total returns in the stock market are those that suppress the effect of profit margin fluctuations. Valuation measures based on the ratio of price to current earnings, or even “forward” expected earnings, are heavily affected by variations in profit margins over the economic cycle, and are unreliable as a result. This is true even when these measures are “corrected” for the level of interest rates, as the Fed Model attempts to do (comparing the forward operating earnings yield on the S&P 500 to the yield on 10-year Treasury bonds). Measures having a stronger historical correlation with actual subsequent market returns include the Shiller P/E (S&P 500 divided by the 10-year average of inflation adjusted earnings) and market capitalization to GDP. In

15

The Hussman Funds
Letter to Shareholders (continued)

data since 1947, we find that the ratio of market capitalization to corporate gross value added (GVA) has the strongest relationship with actual subsequent 10-year S&P 500 total returns. On the basis of this and other measures, we anticipate a negative total return for the S&P 500 Index over the coming decade, as we correctly projected in 2000 because of similarly extreme valuations.

It is important to recognize that while depressed interest rates may encourage investors to drive risky securities to extreme valuations, the relationship between reliable valuation measures and subsequent investment returns is largely independent of interest rates. To understand this, suppose that an expected payment of $100 a decade from today can be purchased at a current price of $82. One can quickly calculate that the expected return on that investment is 2% annually. If the current price is given, no knowledge of prevailing interest rates is required to calculate that expected return. Rather, interest rates are important only to address the question of whether that 2% expected return is sufficient. If interest rates are zero, and an investor believes that a zero return on other investments is also appropriate, the investor is free to pay $100 today in return for the expected payment of $100 a decade from today. The investor may believe that such a trade reflects “fair value,” but this does not change the fact that the investor should now expect zero return on the investment as a result of the high price that has been paid. Once extreme valuations are set, poor subsequent returns are baked in the cake.

In my view, the central fallacy presently operating among investors is the notion that monetary easing provides a kind of mechanical and concrete support to the financial markets, when the primary driver of financial markets in recent years has actually been pure speculative risk-seeking. While risk-seeking is encouraged by monetary easing, it is not a reliable outcome. Once speculative valuation extremes have been in place, persistent monetary easing has certainly not prevented severe market losses in prior market cycles. The Federal Reserve eased monetary policy persistently and aggressively throughout the 2000-2002 and 2007-2009 market collapses to no avail. Investor preferences toward risk distinguish the expanding phase of a bubble from its inevitable crash, and these are most directly measured through the behavior of market internals, not through the behavior of monetary authorities.

More enlightened leaders at the Federal Reserve would never have allowed, much less intentionally encouraged, yet the third speculative episode in 15 years. Unfortunately, the idea that repeated cycles of malinvestment and yield-seeking speculation have actually been the cause of the nation’s economic malaise doesn’t seem to cross their minds. The apparent dogma of the Federal Reserve is that there is a Phillips Curve between employment and inflation that can be manipulated provided a

16

The Hussman Funds
Letter to Shareholders (continued)

sufficiently massive distortion of the monetary base and the level of short-term interest rates. Meanwhile, decades of historical data suggest that there is a feeble correlation between the Fed’s policy tools and the objects they wish to control.

The current episode of reckless monetary distortion encourages investors to ignore the possibility of any adverse event in the future that cannot be solved with easy money. Even the two most recent market collapses teach a different set of lessons.

The lessons of the advancing half-cycle since 2009 are essentially the same lessons that distinguished between the late-1990’s market bubble and the 2000-2002 collapse; the same lessons that distinguished between the financial bubble that followed and the 2007-2009 global financial crisis; indeed, the same lessons that we believe have informed the course of major cyclical advances and retreats throughout history. These lessons are clear, if hard won, and are fully embedded into our investment discipline:

1) Valuations control long-term returns. The higher the price investors pay today for each dollar they expect to receive in the future, the lower the long-term return they should expect from their investment. Current earnings should not be taken at face value, because profit margins are not permanent. Historically, the most reliable indicators of market valuation are driven by revenues, not earnings.

2) Risk-seeking and risk-aversion control returns over shorter portions of the market cycle. The difference between an overvalued market that becomes more overvalued, and an overvalued market that crashes, has little to do with the level of valuation and everything to do with the attitude of investors toward risk. When investors are risk-seeking, they are rarely selective about it. Historically, the most reliable way to measure risk attitudes is by the uniformity or divergence of price movements across a wide range of securities.

After a difficult and frustrating transition that began with my 2009 insistence on stress-testing our methods against Depression-era data, we have come full circle, with a reinforced confidence in the same considerations that forged our success prior to those challenges. We implemented the necessary adaptations in mid-2014. We recognize that their effect will only become fully evident with time.

From the inception of Strategic Growth Fund on July 24, 2000 through October 9, 2007, the Fund achieved a cumulative total return of 119.79% (11.54% annually) compared with a cumulative total return of 20.70% (2.64% annually) for the Standard and Poor’s 500 Index. The deepest peak-to-trough loss experienced by Strategic Growth Fund in that period was -6.98%, compared with a -47.41% loss in the S&P 500 Index.

17

The Hussman Funds
Letter to Shareholders (continued)

From the October 9, 2007 market peak to the March 9, 2009 trough in the S&P 500 Index, Strategic Growth Fund lost -6.47%, compared with a loss of -55.25% in the Index. Thus, measured from the inception of Strategic Growth Fund on July 24, 2000 to the March 9, 2009 market trough, Strategic Growth Fund experienced a cumulative total return of 105.57% (8.71% annually) compared with a cumulative loss of -45.99% (-6.89% annually) for the S&P 500 Index.

While there is no assurance that future outcomes will mirror our pre-2009 experience, our current investment considerations are well aligned with those that informed our evaluation of market conditions during that period. While the lessons of history are clear with respect to overvalued and internally deteriorating markets, the lessons are also clear with respect to more favorable investment conditions. Favorable investment conditions are most often born when a material retreat in valuations is joined by an improvement in market internals. We fully expect those conditions to emerge over the completion of the current market cycle, and we are committed to respond to these changes with patient, value-conscious, and historically-informed discipline.

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

18

The Hussman Funds
Letter to Shareholders (continued)

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based on the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

19

Hussman Strategic Growth Fund Portfolio Information
June 30, 2015 (Unaudited)

Sector Allocation (% of Total Equity Holdings)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2015 (Unaudited)

Asset Allocation (% of Total Investments)

20

Hussman Strategic International Fund Portfolio Information
June 30, 2015 (Unaudited)

Sector Allocation (% of Equity Holdings)

Country Allocation (% of Equity Holdings)

21

Hussman Strategic Dividend Value Fund Portfolio Information
June 30, 2015 (Unaudited)

Sector Allocation (% of Total Equity Holdings)

22

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2015

COMMON STOCKS — 100.8%	Shares	Value
Consumer Discretionary — 18.6%
Auto Components — 0.8%
Gentex Corp.	250,000	$4,105,000
Gentherm, Inc. (a)	35,000	1,921,850
		6,026,850
Diversified Consumer Services — 0.2%
Apollo Education Group, Inc. (a)	130,000	1,674,400

Hotels, Restaurants & Leisure — 2.9%
Jack in the Box, Inc.	150,000	13,224,000
Panera Bread Co. - Class A (a)	50,000	8,738,500
		21,962,500
Media — 1.9%
AMC Entertainment Holdings, Inc. - Class A	155,000	4,755,400
DIRECTV (a)	100,000	9,279,000
		14,034,400
Multiline Retail — 3.2%
Kohl's Corp.	200,000	12,522,000
Nordstrom, Inc.	50,000	3,725,000
Target Corp.	100,000	8,163,000
		24,410,000
Specialty Retail — 9.6%
American Eagle Outfitters, Inc.	550,000	9,471,000
AutoZone, Inc. (a)	5,000	3,334,500
Bed Bath & Beyond, Inc. (a)	185,000	12,761,300
Best Buy Co., Inc.	150,000	4,891,500
Express, Inc. (a)	250,000	4,527,500
Murphy USA, Inc. (a)	95,000	5,302,900
Rent-A-Center, Inc.	150,000	4,252,500
Sally Beauty Holdings, Inc. (a)	100,000	3,158,000
Staples, Inc.	600,000	9,186,000
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	15,000	2,316,750
Williams-Sonoma, Inc.	50,000	4,113,500
Zumiez, Inc. (a)	350,000	9,320,500
		72,635,950
Consumer Staples — 7.7%
Beverages — 1.6%
Coca-Cola Co. (The)	75,000	2,942,250
PepsiCo, Inc.	100,000	9,334,000
		12,276,250

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 100.8% (continued)	Shares	Value
Consumer Staples — 7.7% (continued)
Food & Staples Retailing — 2.8%
Fresh Market, Inc. (The) (a)	150,000	$4,821,000
Walgreen Boots Alliance, Inc.	100,000	8,444,000
Wal-Mart Stores, Inc.	50,000	3,546,500
Whole Foods Market, Inc.	100,000	3,944,000
		20,755,500
Food Products — 2.5%
Cal-Maine Foods, Inc.	100,000	5,220,000
Campbell Soup Co.	75,000	3,573,750
Fresh Del Monte Produce, Inc.	30,000	1,159,800
Kellogg Co.	75,000	4,702,500
Mead Johnson Nutrition Co.	50,000	4,511,000
		19,167,050
Household Products — 0.8%
Clorox Co. (The)	40,000	4,160,800
Procter & Gamble Co. (The)	25,000	1,956,000
		6,116,800
Energy — 2.5%
Energy Equipment & Services — 0.6%
Diamond Offshore Drilling, Inc.	75,000	1,935,750
National Oilwell Varco, Inc.	50,000	2,414,000
		4,349,750
Oil, Gas & Consumable Fuels — 1.9%
BP plc - ADR	200,000	7,992,000
Exxon Mobil Corp.	50,000	4,160,000
Marathon Petroleum Corp.	50,000	2,615,500
		14,767,500
Financials — 4.6%
Banks — 1.1%
Wells Fargo & Co.	150,000	8,436,000

Capital Markets — 1.0%
State Street Corp.	100,000	7,700,000

Insurance — 2.0%
Travelers Cos., Inc. (The)	50,000	4,833,000
W.R. Berkley Corp.	200,000	10,386,000
		15,219,000
Real Estate Investment Trusts (REITs) — 0.5%
Digital Realty Trust, Inc.	50,000	3,334,000

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 100.8% (continued)	Shares	Value
Health Care — 25.4%
Biotechnology — 2.3%
Acorda Therapeutics, Inc. (a)	136,000	$4,532,880
Gilead Sciences, Inc.	75,000	8,781,000
United Therapeutics Corp. (a)	25,000	4,348,750
		17,662,630
Health Care Equipment & Supplies — 6.5%
Becton, Dickinson and Co.	50,000	7,082,500
C.R. Bard, Inc.	10,000	1,707,000
Edwards Lifesciences Corp. (a)	25,000	3,560,750
Intuitive Surgical, Inc. (a)	15,000	7,267,500
Medtronic plc	175,000	12,967,500
ResMed, Inc.	75,000	4,227,750
Varian Medical Systems, Inc. (a)	150,000	12,649,500
		49,462,500
Health Care Providers & Services — 10.7%
Aetna, Inc.	100,000	12,746,000
Anthem, Inc.	50,000	8,207,000
Bio-Reference Laboratories, Inc. (a)	203,000	8,373,750
Chemed Corp.	65,000	8,521,500
Community Health Systems, Inc. (a)	100,000	6,297,000
Laboratory Corp. of America Holdings (a)	90,000	10,909,800
Patterson Cos., Inc.	50,000	2,432,500
Quest Diagnostics, Inc.	200,000	14,504,000
UnitedHealth Group, Inc.	75,000	9,150,000
		81,141,550
Life Sciences Tools & Services — 0.4%
Waters Corp. (a)	20,000	2,567,600

Pharmaceuticals — 5.5%
AstraZeneca plc - ADR	40,000	2,548,400
Eli Lilly & Co.	200,000	16,698,000
Impax Laboratories, Inc. (a)	200,000	9,184,000
Mallinckrodt plc (a)	25,000	2,943,000
Novartis AG - ADR	100,000	9,834,000
		41,207,400
Industrials — 4.8%
Air Freight & Logistics — 2.1%
C.H. Robinson Worldwide, Inc.	175,000	10,918,250
Expeditors International of Washington, Inc.	100,000	4,610,500
		15,528,750

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 100.8% (continued)	Shares	Value
Industrials — 4.8% (continued)
Airlines — 1.2%
JetBlue Airways Corp. (a)	125,000	$2,595,000
Southwest Airlines Co.	200,000	6,618,000
		9,213,000
Commercial Services & Supplies — 0.8%
Cintas Corp.	40,000	3,383,600
Republic Services, Inc.	75,000	2,937,750
		6,321,350
Machinery — 0.1%
Proto Labs, Inc. (a)	10,000	674,800

Professional Services — 0.6%
Dun & Bradstreet Corp. (The)	40,000	4,880,000

Information Technology — 29.6%
Communications Equipment — 4.2%
Brocade Communications Systems, Inc.	750,000	8,910,000
Cisco Systems, Inc.	550,000	15,103,000
InterDigital, Inc.	135,000	7,680,150
		31,693,150
Electronic Equipment, Instruments & Components — 2.1%
Corning, Inc.	200,000	3,946,000
II-VI, Inc. (a)	160,000	3,036,800
Jabil Circuit, Inc.	200,000	4,258,000
Zebra Technologies Corp. - Class A (a)	40,000	4,442,000
		15,682,800
Internet Software & Services — 2.7%
Cimpress N.V. (a)	45,000	3,787,200
eBay, Inc. (a)	100,000	6,024,000
Rackspace Hosting, Inc. (a)	175,000	6,508,250
VeriSign, Inc. (a)	75,000	4,629,000
		20,948,450
IT Services — 8.1%
Amdocs Ltd.	200,000	10,918,000
Blackhawk Network Holdings, Inc. (a)	82,145	3,384,374
Cognizant Technology Solutions Corp. - Class A (a)	185,000	11,301,650
Global Payments, Inc.	125,000	12,931,250
Infosys Ltd. - ADR	900,000	14,265,000
Visa, Inc. - Class A	125,000	8,393,750
		61,194,024

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 100.8% (continued)	Shares	Value
Information Technology — 29.6% (continued)
Semiconductors & Semiconductor Equipment — 7.7%
Broadcom Corp. - Class A	300,000	$15,447,000
Cabot Microelectronics Corp. (a)	15,000	706,650
Cirrus Logic, Inc. (a)	400,000	13,612,000
First Solar, Inc. (a)	150,000	7,047,000
Intel Corp.	150,000	4,562,250
OmniVision Technologies, Inc. (a)	350,000	9,168,250
SunEdison, Inc. (a)	100,000	2,991,000
SunPower Corp. (a)	62,000	1,761,420
Synaptics, Inc. (a)	35,000	3,035,725
		58,331,295
Software — 4.4%
CA, Inc.	182,000	5,330,780
Check Point Software Technologies Ltd. (a)	50,000	3,977,500
FactSet Research Systems, Inc.	50,000	8,125,500
Open Text Corp.	125,000	5,066,250
VASCO Data Security International, Inc. (a)	350,000	10,566,500
		33,066,530
Technology Hardware, Storage & Peripherals — 0.4%
NetApp, Inc.	100,000	3,156,000

Materials — 4.7%
Chemicals — 2.1%
CF Industries Holdings, Inc.	175,000	11,249,000
Scotts Miracle-Gro Co. (The) - Class A	75,000	4,440,750
		15,689,750
Metals & Mining — 2.6%
Barrick Gold Corp.	750,000	7,995,000
Newmont Mining Corp.	500,000	11,680,000
		19,675,000
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
Level 3 Communications, Inc. (a)	100,000	5,267,000

Utilities — 2.2%
Electric Utilities — 2.2%
Edison International	50,000	2,779,000
Exelon Corp.	200,000	6,284,000
PPL Corp.	100,000	2,947,000

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 100.8% (continued)	Shares	Value
Utilities — 2.2% (continued)
Electric Utilities — 2.2% (continued)
Southern Co. (The)	100,000	$4,190,000
		16,200,000
Independent Power and Renewable Electricity Producers — 0.0% (b)
Talen Energy Corp. (a)	12,490	214,328

Total Common Stocks (Cost $694,245,304)		$762,643,857

PUT OPTION CONTRACTS — 3.1%	Contracts	Value
Nasdaq 100 Index Option, 09/18/2015 at $4,400	200	$2,921,400
Russell 2000 Index Option, 09/18/2015 at $1,240	1,500	5,865,000
S&P 500 Index Option, 09/18/2015 at $2,070	2,250	14,922,000
Total Put Option Contracts (Cost $20,265,151)		$23,708,400

Total Investments at Value — 103.9% (Cost $714,510,455)		$786,352,257

MONEY MARKET FUNDS — 46.6%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (c)	105,861,434	$105,861,434
First American Treasury Obligations Fund - Class Y, 0.00% (c)	247,009,708	247,009,708
Total Money Market Funds (Cost $352,871,142)		$352,871,142

Total Investments and Money Market Funds at Value — 150.5% (Cost $1,067,381,597)		$1,139,223,399

Written Call Option Contracts — (48.5%)		(367,205,400)

Liabilities in Excess of Other Assets — (2.0%)		(15,114,082)

Net Assets — 100.0%		$756,903,917

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	The rate shown is the 7-day effective yield as of June 30, 2015.

See accompanying notes to financial statements.

28

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2015

WRITTEN CALL OPTION CONTRACTS	Contracts	Premiums Received	Value of Options
Nasdaq 100 Index Option,
09/18/2015 at $2,000	200	$50,320,272	$47,720,400
Russell 2000 Index Option,
09/18/2015 at $700	1,500	83,847,210	82,470,000
S&P 500 Index Option,
09/18/2015 at $1,000	2,250	246,821,985	237,015,000
Total Written Call Option Contracts		$380,989,467	$367,205,400

See accompanying notes to financial statements.

29

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2015

COMMON STOCKS — 10.8%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy L.P.	1,000	$59,350
ONEOK Partners L.P.	1,000	34,000
Williams Partners L.P.	866	41,940
		135,290
Materials — 7.4%
Metals & Mining — 7.4%
Agnico Eagle Mines Ltd.	125,000	3,546,250
AngloGold Ashanti Ltd. - ADR	250,000	2,237,500
Barrick Gold Corp.	750,000	7,995,000
Compañía de Minas Buenaventura S.A. - ADR	100,000	1,038,000
Gold Fields Ltd. - ADR	250,000	807,500
Goldcorp, Inc.	350,000	5,670,000
Harmony Gold Mining Co. Ltd. - ADR (b)	125,000	167,500
Newmont Mining Corp.	300,000	7,008,000
Pan American Silver Corp.	125,000	1,073,750
Randgold Resources Ltd. - ADR	50,000	3,347,500
Sibanye Gold Ltd. - ADR	119,000	767,550
Silver Wheaton Corp.	125,000	2,167,500
Stillwater Mining Co. (b)	10,000	115,900
		35,941,950
Utilities — 3.4%
Electric Utilities — 2.3%
American Electric Power Co., Inc.	40,000	2,118,800
Duke Energy Corp.	333	23,517
Edison International	1,000	55,580
Entergy Corp.	55,000	3,877,500
Exelon Corp.	100,000	3,142,000
FirstEnergy Corp.	1,000	32,550
NextEra Energy, Inc.	1,000	98,030
Pepco Holdings, Inc.	1,000	26,940
Pinnacle West Capital Corp.	1,000	56,890
PPL Corp.	50,000	1,473,500
		10,905,307
Independent Power and Renewable Electricity Producers — 0.0% (a)
Talen Energy Corp. (b)	6,245	107,164

Multi-Utilities — 1.1%
Ameren Corp.	1,000	37,680
Dominion Resources, Inc.	1,000	66,870

30

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 10.8% (continued)	Shares	Value
Utilities — 3.4% (continued)
Multi-Utilities — 1.1% (continued)
DTE Energy Co.	1,000	$74,640
PG&E Corp.	50,000	2,455,000
Public Service Enterprise Group, Inc.	65,000	2,553,200
SCANA Corp.	1,000	50,650
TECO Energy, Inc.	1,000	17,660
		5,255,700

Total Common Stocks (Cost $55,785,895)		$52,345,411

U.S. TREASURY OBLIGATIONS — 74.5%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 2.8%
2.50%, due 01/15/2029	$11,019,300	$13,606,257

U.S. Treasury Notes — 71.7%
0.50%, due 09/30/2016	50,000,000	50,070,300
1.50%, due 01/31/2019	50,000,000	50,460,950
2.50%, due 08/15/2023	25,000,000	25,541,025
2.50%, due 05/15/2024	25,000,000	25,429,700
2.00%, due 02/15/2025	25,000,000	24,291,025
2.125%, due 05/15/2025	175,000,000	171,841,775
		347,634,775

Total U.S. Treasury Obligations (Cost $355,433,603)		$361,241,032

EXCHANGE-TRADED FUNDS — 7.8%	Shares	Value
CurrencyShares Euro Trust (b)	50,000	$5,473,000
CurrencyShares Japanese Yen Trust	30,000	2,380,500
iShares 1-3 Year International Treasury Bond ETF	8,000	638,000
iShares Gold Trust (b)	10,000	113,400
iShares International Treasury Bond ETF	58,000	5,207,820
SPDR Barclays International Treasury Bond ETF	200,000	10,404,000
SPDR Barclays Short Term International Treasury Bond ETF	150,000	4,608,000
SPDR DB International Government Inflation-Protected Bond ETF	160,000	8,785,600
SPDR Gold Trust (b)	2,000	224,740
Total Exchange-Traded Funds (Cost $37,840,495)		$37,835,060

Total Investments at Value — 93.1% (Cost $449,059,993)		$451,421,503

31

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2015

MONEY MARKET FUNDS — 6.7%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (c)	9,826,647	$9,826,647
First American Treasury Obligations Fund - Class Y, 0.00% (c)	22,928,842	22,928,842
Total Money Market Funds (Cost $32,755,489)		$32,755,489

Total Investments and Money Market Funds at Value — 99.8% (Cost $481,815,482)		$484,176,992

Other Assets in Excess of Liabilities — 0.2%		837,864

Net Assets — 100.0%		$485,014,856

ADR - American Depositary Receipt.

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of June 30, 2015.

See accompanying notes to financial statements.

32

Hussman Strategic International Fund Schedule of Investments
June 30, 2015

COMMON STOCKS — 69.3%	Shares	Value
Argentina — 1.3%
Telecom Argentina S.A. - ADR	30,000	$539,700

Australia — 4.9%
Austal Ltd. (a)	420,000	596,654
JB Hi-Fi Ltd. (a)	28,000	420,316
McMillan Shakespeare Ltd. (a)	60,000	559,100
Sonic Healthcare Ltd. (a)	30,000	493,940
		2,070,010
Canada — 9.6%
Cogeco Cable, Inc.	10,700	618,889
Gildan Activewear, Inc.	16,000	531,514
Great-West Lifeco, Inc.	20,000	582,244
Jean Coutu Group (PJC), Inc. (The) - Class A	26,000	482,962
Leon's Furniture Ltd.	10,000	127,226
MacDonald, Dettwiler and Associates Ltd.	8,000	584,614
Saputo, Inc.	23,000	556,327
WestJet Airlines Ltd.	26,900	567,740
		4,051,516
France — 3.5%
Infotel S.A.	14,330	447,388
Orange S.A. (a)	35,000	540,982
TOTAL S.A. - ADR	10,000	491,700
		1,480,070
Germany — 3.8%
SAP SE - ADR	8,000	561,840
STRATEC Biomedical AG	11,360	625,791
United Internet AG (a)	10,000	444,516
		1,632,147
India — 1.4%
Wipro Ltd. - ADR	49,300	590,121

Japan — 15.7%
ABC-Mart, Inc. (a)	10,200	624,214
Canon, Inc. - ADR	17,000	550,970
Heiwa Corp. (a)	25,000	497,613
Kinugawa Rubber Industrial Co. Ltd. (a)	85,000	462,027
K's Holdings Corp. (a)	17,100	615,833
Mitsubishi Corp. (a)	27,000	593,520
Nitori Holdings Co. Ltd. (a)	4,000	326,087
Press Kogyo Co. Ltd. (a)	130,000	607,789

33

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 69.3% (continued)	Shares	Value
Japan — 15.7% (continued)
Sogo Medical Co. Ltd. (a)	17,500	$492,166
Systena Corp. (a)	70,000	600,119
Towa Pharmaceutical Co. Ltd. (a)	10,500	671,771
Tsumura & Co. (a)	28,000	602,306
		6,644,415
Netherlands — 0.9%
Koninklijke Boskalis Westminster N.V. (a)	8,000	392,759

New Zealand — 0.9%
Spark New Zealand Ltd. - ADR	40,000	376,600

Norway — 4.0%
Bakkafrost P/F (a)	23,000	613,447
Leroey Seafood Group ASA (a)	13,000	423,547
Yara International ASA (a)	12,400	646,267
		1,683,261
Portugal — 0.7%
EDP-Energias de Portugal S.A. (a)	75,000	285,792

Spain — 4.0%
Enagas S.A. (a)	20,000	544,529
Endesa S.A. (a)	30,000	574,634
Iberdrola S.A. (a)	88,000	594,224
		1,713,387
Sweden — 6.1%
Byggmax Group AB (a)	75,000	508,524
Clas Ohlson AB - B Shares	28,491	500,121
Hennes & Mauritz AB - B Shares (a)	14,800	569,700
Mekonomen AB	22,800	557,011
Melker Schorling AB (a)	8,000	430,636
		2,565,992
Switzerland — 4.4%
Straumann Holding AG (a)	2,180	598,384
Tamedia AG	4,000	668,285
Zurich Insurance Group AG (a)	1,900	578,429
		1,845,098
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	25,200	572,292

34

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 69.3% (continued)	Shares	Value
United Kingdom — 6.8%
BP plc - ADR	12,000	$479,520
Dart Group plc	15,621	96,956
Debenhams plc (a)	300,000	420,563
EMIS Group plc	28,145	407,757
Indivior plc - ADR (b)	3,000	53,850
Laura Ashley Holdings plc	250,000	119,815
Smith & Nephew plc - ADR	15,000	509,250
Tesco plc (a)	85,000	283,217
Vodafone Group plc (a)	120,000	437,772
William Morrison Supermarkets plc (a)	20,000	56,779
Zytronic plc	7,500	32,409
		2,897,888

Total Common Stocks (Cost $27,007,810)		$29,341,048

MONEY MARKET FUNDS — 4.2%	Shares	Value
Northern Institutional Treasury Portfolio, 0.01% (c) (Cost $1,792,394)	1,792,394	$1,792,394

Total Investments and Money Market Funds at Value — 73.5%
(Cost $28,800,204)		$31,133,442

Other Assets in Excess of Liabilities — 26.5%		11,192,025

Net Assets — 100.0%		$42,325,467

ADR - American Depositary Receipt.

(a)	Foreign fair value priced (Note 1). Foreign fair valued securities totaled $17,108,156 at June 30, 2015, representing 40.4% of net assets.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of June 30, 2015.

See accompanying notes to financial statements.

35

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
June 30, 2015

Sector/Industry	% of Net Assets
Consumer Discretionary — 19.2%
Auto Components	2.5%
Leisure Products	1.2%
Media	3.0%
Multiline Retail	1.0%
Specialty Retail	10.2%
Textiles, Apparel & Luxury Goods	1.3%
Consumer Staples — 6.9%
Food & Staples Retailing	3.1%
Food Products	3.8%
Energy — 2.3%
Oil, Gas & Consumable Fuels	2.3%
Financials — 3.8%
Capital Markets	1.0%
Insurance	2.8%
Health Care — 9.4%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	1.2%
Health Care Technology	1.0%
Pharmaceuticals	3.1%
Industrials — 6.6%
Airlines	1.6%
Construction & Engineering	0.9%
Machinery	1.4%
Professional Services	1.3%
Trading Companies & Distributors	1.4%
Information Technology — 10.4%
Electronic Equipment, Instruments & Components	0.1%
Internet Software & Services	1.0%
IT Services	1.4%
Semiconductors & Semiconductor Equipment	1.4%
Software	5.2%
Technology Hardware, Storage & Peripherals	1.3%
Materials — 1.5%
Chemicals	1.5%
Telecommunication Services — 4.5%
Diversified Telecommunication Services	3.5%
Wireless Telecommunication Services	1.0%
Utilities — 4.7%
Electric Utilities	3.4%
Gas Utilities	1.3%
69.3%

See accompanying notes to financial statements.

36

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2015

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation
Euro STOXX 50 Index Future	09/18/2015	100	$3,831,187	$146,977
Mini MSCI EAFE Index Future	09/18/2015	265	24,300,500	558,918
Total Futures Contracts Sold Short			$28,131,687	$705,895

See accompanying notes to financial statements.

37

Hussman Strategic Dividend Value Fund Schedule of Investments
June 30, 2015

COMMON STOCKS — 92.4%	Shares	Value
Consumer Discretionary — 18.3%
Diversified Consumer Services — 2.0%
H&R Block, Inc.	6,000	$177,900

Hotels, Restaurants & Leisure — 1.7%
Yum! Brands, Inc.	1,700	153,136

Household Durables — 1.8%
Tupperware Brands Corp.	2,500	161,350

Leisure Products — 1.7%
Mattel, Inc.	5,900	151,571

Media — 1.7%
John Wiley & Sons, Inc. - Class A	2,800	152,236

Specialty Retail — 9.4%
American Eagle Outfitters, Inc.	9,000	154,980
Best Buy Co., Inc.	5,000	163,050
Gap, Inc. (The)	3,300	125,961
Guess?, Inc.	6,500	124,605
Stage Stores, Inc.	7,000	122,710
Staples, Inc.	9,000	137,790
		829,096
Consumer Staples — 16.0%
Beverages — 3.4%
Coca-Cola Co. (The)	3,800	149,074
PepsiCo, Inc.	1,600	149,344
		298,418
Food & Staples Retailing — 1.6%
Wal-Mart Stores, Inc.	2,000	141,860

Food Products — 7.5%
Campbell Soup Co.	3,450	164,393
Hershey Co. (The)	2,000	177,660
Kellogg Co.	2,650	166,155
Kraft Foods Group, Inc.	1,800	153,252
		661,460
Household Products — 3.5%
Kimberly-Clark Corp.	1,500	158,955
Procter & Gamble Co. (The)	2,000	156,480
		315,435

38

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 92.4% (continued)	Shares	Value
Energy — 6.3%
Energy Equipment & Services — 1.4%
Diamond Offshore Drilling, Inc.	5,000	$129,050

Oil, Gas & Consumable Fuels — 4.9%
Exxon Mobil Corp.	1,800	149,760
Kinder Morgan, Inc.	4,000	153,560
Phillips 66	1,600	128,896
		432,216
Financials — 1.7%
Capital Markets — 1.7%
Eaton Vance Corp.	3,800	148,694

Health Care — 6.0%
Health Care Equipment & Supplies — 2.1%
Baxter International, Inc.	2,700	188,811

Pharmaceuticals — 3.9%
AstraZeneca plc - ADR	2,000	127,420
Eli Lilly & Co.	1,000	83,490
Johnson & Johnson	1,325	129,134
		340,044
Industrials — 6.8%
Aerospace & Defense — 1.5%
American Science & Engineering, Inc.	3,000	131,430

Air Freight & Logistics — 1.8%
United Parcel Service, Inc. - Class B	1,600	155,056

Commercial Services & Supplies — 1.6%
Pitney Bowes, Inc.	7,000	145,670

Machinery — 1.9%
Caterpillar, Inc.	2,000	169,640

Information Technology — 23.6%
Communications Equipment — 5.3%
Cisco Systems, Inc.	5,900	162,014
Harris Corp.	2,000	153,820
QUALCOMM, Inc.	2,500	156,575
		472,409

39

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2015

COMMON STOCKS — 92.4% (continued)	Shares	Value
Information Technology — 23.6% (continued)
Electronic Equipment, Instruments & Components — 1.9%
Corning, Inc.	8,500	$167,705

IT Services — 5.3%
Accenture plc - Class A	1,600	154,848
Infosys Ltd. - ADR	10,000	158,500
International Business Machines Corp.	950	154,527
		467,875
Semiconductors & Semiconductor Equipment — 6.3%
Intel Corp.	4,500	136,867
Intersil Corp. - Class A	2,500	31,275
KLA-Tencor Corp.	2,300	129,283
Texas Instruments, Inc.	2,800	144,228
Xilinx, Inc.	2,700	119,232
		560,885
Software — 3.1%
CA, Inc.	4,000	117,160
Microsoft Corp.	3,500	154,525
		271,685
Technology Hardware, Storage & Peripherals — 1.7%
Lexmark International, Inc. - Class A	3,450	152,490

Materials — 12.1%
Chemicals — 8.6%
Dow Chemical Co. (The)	3,500	179,095
FutureFuel Corp.	13,000	167,310
LyondellBasell Industries N.V. - Class A	1,500	155,280
Mosaic Co. (The)	2,800	131,180
Scotts Miracle-Gro Co. (The) - Class A	2,200	130,262
		763,127
Containers & Packaging — 3.5%
Avery Dennison Corp.	2,500	152,350
Greif, Inc. - Class A	4,300	154,155
		306,505
Utilities — 1.6%
Electric Utilities — 1.6%
Entergy Corp.	2,050	144,525

Total Common Stocks (Cost $8,062,531)		$8,190,279

40

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2015

PUT OPTION CONTRACTS — 0.0% (a)	Contracts	Value
S&P 500 Index Option, 09/18/2015 at $1,300 (Cost $1,957)	39	$1,755

Total Investments at Value — 92.4% (Cost $8,064,488)		$8,192,034

MONEY MARKET FUNDS — 40.4%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	1,078,900	$1,078,900
First American Treasury Obligations Fund - Class Y, 0.00% (b)	2,503,820	2,503,820
Total Money Market Funds (Cost $3,582,720)		$3,582,720

Total Investments and Money Market Funds at Value — 132.8% (Cost $11,647,208)		$11,774,754

Written Call Option Contracts — (33.2%)		(2,940,912)

Other Assets in Excess of Liabilities — 0.4%		35,637

Net Assets — 100.0%		$8,869,479

ADR - American Depositary Receipt.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of June 30, 2015.

See accompanying notes to financial statements.

41

Hussman Strategic Dividend Value Fund Schedule of Open Written Option Contracts
June 30, 2015

WRITTEN CALL OPTION CONTRACTS	Contracts	Premiums Received	Value of Options
S&P 500 Index Option,
09/18/2015 at $1,300	39	$3,127,448	$2,940,912

See accompanying notes to financial statements.

42

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2015

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$714,510,455	$449,059,993
At value (Note 1)	$786,352,257	$451,421,503
Investments in money market funds	352,871,142	32,755,489
Dividends and interest receivable	460,852	1,523,279
Receivable for investment securities sold	1,012,299	—
Receivable for capital shares sold	152,557	77,233
Other assets	53,958	43,511
Total Assets	1,140,903,065	485,821,015

LIABILITIES
Dividends payable	—	29,803
Written call options, at value (Notes 1 and 4) (premiums received $380,989,467)	367,205,400	—
Payable for investment securities purchased	15,810,201	—
Payable for capital shares redeemed	252,638	481,586
Accrued investment advisory fees (Note 3)	537,008	174,701
Payable to administrator (Note 3)	67,050	44,700
Other accrued expenses	126,851	75,369
Total Liabilities	383,999,148	806,159
NET ASSETS	$756,903,917	$485,014,856

Net assets consist of:
Paid-in capital	$2,672,824,053	$589,106,856
Undistributed net investment income	1,950,524	129,176
Accumulated net realized losses from security transactions and option contracts	(2,003,496,529)	(106,582,686)
Net unrealized appreciation on:
Investment securities	68,398,553	2,361,510
Option contracts	17,227,316	—
NET ASSETS	$756,903,917	$485,014,856

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	87,001,176	42,864,549

Net asset value, offering price and redemption price per share(a) (Note 1)	$8.70	$11.32

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

43

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2015

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
ASSETS
Investments in securities:
At acquisition cost	$27,007,810	$8,064,488
At value (Note 1)	$29,341,048	$8,192,034
Investments in money market funds	1,792,394	3,582,720
Dividends receivable	35,629	12,731
Reclaims receivable	182,669	—
Receivable for investment securities sold	658,076	—
Receivable for capital shares sold	1,500	1,000
Receivable from Adviser (Note 3)	—	25,159
Variation margin receivable (Notes 1 and 4)	7,944,073	—
Net unrealized appreciation on forward currency exchange contracts (Note 6)	108	—
Margin deposits for futures contracts (Cost $2,459,763) (Notes 1 and 4)	2,454,235	—
Other assets	31,376	35,121
Total Assets	42,441,108	11,848,765

LIABILITIES
Dividends payable	—	1,989
Written call options, at value (Notes 1 and 4) (premiums received $3,127,448)	—	2,940,912
Payable for capital shares redeemed	7,179	630
Accrued investment advisory fees (Note 3)	32,975	—
Payable to administrator (Note 3)	7,675	6,470
Other accrued expenses	67,812	29,285
Total Liabilities	115,641	2,979,286
NET ASSETS	$42,325,467	$8,869,479

Net assets consist of:
Paid-in capital	$58,741,276	$8,670,005
Distributions in excess of net investment income	(1,059,016)	(1,989)
Accumulated net realized losses from security transactions and option and futures contracts	(18,350,132)	(112,619)
Net unrealized appreciation (depreciation) on:
Investment securities	2,333,238	127,748
Option contracts	—	186,334
Futures contracts	705,895	—
Translation of assets and liabilities in foreign currencies	(45,794)	—
NET ASSETS	$42,325,467	$8,869,479

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,938,533	953,297

Net asset value, offering price and redemption price per share (a) (Note 1)	$8.57	$9.30

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

44

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2015

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$17,318,739	$1,743,446
Foreign withholding taxes on dividends	(143,210)	(123,479)
Interest	—	4,089,705
Total Income	17,175,529	5,709,672

EXPENSES
Investment advisory fees (Note 3)	8,303,297	2,750,780
Transfer agent, account maintenance and shareholder services fees (Note 3)	685,326	396,506
Administration fees (Note 3)	560,668	375,336
Custodian and bank service fees	154,562	58,252
Fund accounting fees (Note 3)	101,067	82,424
Professional fees	102,301	80,155
Trustees’ fees and expenses (Note 3)	80,049	80,049
Postage and supplies	85,182	53,857
Insurance expense	72,648	39,903
Registration and filing fees	48,406	39,183
Printing of shareholder reports	54,537	32,702
Compliance service fees (Note 3)	27,882	18,491
Other expenses	19,738	13,900
Total Expenses	10,295,663	4,021,538
Less fee reductions by the Adviser (Note 3)	(423,991)	(381,335)
Net Expenses	9,871,672	3,640,203

NET INVESTMENT INCOME	7,303,857	2,069,469

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	166,850,771	2,280,859
Option contracts	(194,320,983)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(131,786,088)	(15,608,737)
Option contracts	50,416,472	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION CONTRACTS	(108,839,828)	(13,327,878)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(101,535,971)	$(11,258,409)

See accompanying notes to financial statements.

45

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2015

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
INVESTMENT INCOME
Dividend income	$2,197,813	$281,876
Foreign withholding taxes on dividends	(289,166)	(118)
Total Income	1,908,647	281,758

EXPENSES
Investment advisory fees (Note 3)	702,756	86,002
Trustees' fees and expenses (Note 3)	80,049	80,049
Professional fees	80,889	71,914
Administration fees (Note 3)	51,627	24,000
Fund accounting fees (Note 3)	43,290	30,955
Transfer agent, account maintenance and shareholder services fees (Note 3)	50,953	19,893
Custodian fees	56,740	7,508
Registration and filing fees	28,951	24,932
Pricing fees	30,061	806
Postage and supplies	14,502	10,356
Printing of shareholder reports	10,136	6,977
Compliance service fees (Note 3)	6,353	4,744
Insurance expense	7,153	959
Other expenses	22,016	11,504
Total Expenses	1,185,476	380,599
Less fee reductions by the Adviser (Note 3)	—	(261,151)
Net Expenses	1,185,476	119,448

NET INVESTMENT INCOME	723,171	162,310

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	5,020,756	314,652
Option contracts	(1,536,758)	(522,301)
Futures contracts	(3,526,530)	—
Foreign currency transactions	(1,781,670)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(12,079,697)	(528,671)
Option contracts	337,678	281,679
Futures contracts	384,882	—
Foreign currency translation	(133,746)	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	(13,315,085)	(454,641)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,591,914)	$(292,331)

See accompanying notes to financial statements.

46

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2015	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$7,303,857	$6,409,613
Net realized gains (losses) from:
Security transactions	166,850,771	462,344,937
Option contracts	(194,320,983)	(466,739,962)
Net change in unrealized appreciation (depreciation) on:
Investments	(131,786,088)	(40,193,044)
Option contracts	50,416,472	(63,587,711)
Net decrease in net assets resulting from operations	(101,535,971)	(101,766,167)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,533,912)	(14,172,416)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	158,445,482	222,848,160
Net asset value of shares issued in reinvestment of distributions to shareholders	5,639,367	11,361,459
Proceeds from redemption fees collected (Note 1)	56,369	114,352
Payments for shares redeemed	(436,472,719)	(1,020,003,346)
Net decrease in net assets from capital share transactions	(272,331,501)	(785,679,375)

TOTAL DECREASE IN NET ASSETS	(380,401,384)	(901,617,958)

NET ASSETS
Beginning of year	1,137,305,301	2,038,923,259
End of year	$756,903,917	$1,137,305,301

UNDISTRIBUTED NET INVESTMENT INCOME	$1,950,524	$1,328,014

CAPITAL SHARE ACTIVITY
Shares sold	17,310,616	22,083,715
Shares reinvested	627,992	1,148,782
Shares redeemed	(47,686,795)	(100,931,695)
Net decrease in shares outstanding	(29,748,187)	(77,699,198)
Shares outstanding at beginning of year	116,749,363	194,448,561
Shares outstanding at end of year	87,001,176	116,749,363

See accompanying notes to financial statements.

47

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2015	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$2,069,469	$10,189,582
Net realized gains from security transactions	2,280,859	580,800
Net change in unrealized appreciation (depreciation) on investments	(15,608,737)	28,580,927
Net increase (decrease) in net assets resulting from operations	(11,258,409)	39,351,309

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,554,461)	(9,021,030)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	52,121,097	87,660,705
Net asset value of shares issued in reinvestment of distributions to shareholders	4,211,476	7,927,821
Proceeds from redemption fees collected (Note 1)	16,624	55,944
Payments for shares redeemed	(178,015,627)	(702,705,059)
Net decrease in net assets from capital share transactions	(121,666,430)	(607,060,589)

TOTAL DECREASE IN NET ASSETS	(137,479,300)	(576,730,310)

NET ASSETS
Beginning of year	622,494,156	1,199,224,466
End of year	$485,014,856	$622,494,156

UNDISTRIBUTED NET INVESTMENT INCOME	$129,176	$2,632,110

CAPITAL SHARE ACTIVITY
Shares sold	4,540,876	7,825,850
Shares reinvested	373,624	703,927
Shares redeemed	(15,594,583)	(63,145,544)
Net decrease in shares outstanding	(10,680,083)	(54,615,767)
Shares outstanding at beginning of year	53,544,632	108,160,399
Shares outstanding at end of year	42,864,549	53,544,632

See accompanying notes to financial statements.

48

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2015	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$723,171	$658,697
Net realized gains (losses) from:
Security transactions	5,020,756	5,621,369
Option contracts	(1,536,758)	(3,016,679)
Futures contracts	(3,526,530)	(10,277,846)
Foreign currency transactions	(1,781,670)	100,887
Net change in unrealized appreciation (depreciation) on:
Investments	(12,079,697)	10,325,166
Option contracts	337,678	(551,910)
Futures contracts	384,882	(798,501)
Foreign currency translation	(133,746)	312,786
Net increase (decrease) in net assets resulting from operations	(12,591,914)	2,373,969

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(759,883)	(747,075)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	9,974,200	38,284,327
Net asset value of shares issued in reinvestment of distributions to shareholders	743,175	642,147
Proceeds from redemption fees collected (Note 1)	2,981	39,940
Payments for shares redeemed	(60,013,086)	(23,923,290)
Net increase (decrease) in net assets from capital share transactions	(49,292,730)	15,043,124

TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,644,527)	16,670,018

NET ASSETS
Beginning of year	104,969,994	88,299,976
End of year	$42,325,467	$104,969,994

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(1,059,016)	$759,366

CAPITAL SHARE ACTIVITY
Shares sold	1,093,078	3,908,585
Shares reinvested	83,036	66,064
Shares redeemed	(6,840,918)	(2,439,951)
Net increase (decrease) in shares outstanding	(5,664,804)	1,534,698
Shares outstanding at beginning of year	10,603,337	9,068,639
Shares outstanding at end of year	4,938,533	10,603,337

See accompanying notes to financial statements.

49

Hussman Strategic Dividend Value Fund Statements of Changes in Net Assets

	Year Ended June 30, 2015	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$162,310	$242,336
Net realized gains (losses) from:
Security transactions	314,652	3,001,987
Option contracts	(522,301)	(1,863,478)
Net change in unrealized appreciation (depreciation) on:
Investments	(528,671)	(437,020)
Option contracts	281,679	(149,507)
Net increase (decrease) in net assets resulting from operations	(292,331)	794,318

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(173,683)	-
From net realized gains	(762,828)	(235,304)
Decrease in net assets from distributions to shareholders	(936,511)	(235,304)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,183,762	11,374,180
Net asset value of shares issued in reinvestment of distributions to shareholders	899,270	226,672
Proceeds from redemption fees collected (Note 1)	450	2,978
Payments for shares redeemed	(3,784,194)	(33,897,442)
Net decrease in net assets from capital share transactions	(700,712)	(22,293,612)

TOTAL DECREASE IN NET ASSETS	(1,929,554)	(21,734,598)

NET ASSETS
Beginning of year	10,799,033	32,533,631
End of year	$8,869,479	$10,799,033

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(1,989)	$9,032

CAPITAL SHARE ACTIVITY
Shares sold	226,220	1,078,364
Shares reinvested	93,872	21,314
Shares redeemed	(383,398)	(3,201,106)
Net decrease in shares outstanding	(63,306)	(2,101,428)
Shares outstanding at beginning of year	1,016,603	3,118,031
Shares outstanding at end of year	953,297	1,016,603

See accompanying notes to financial statements.

50

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011
Net asset value at beginning of year	$9.74		$10.49		$11.49		$12.28	$13.45

Income (loss) from investment operations:
Net investment income	0.08		0.08		0.15		0.08	0.05
Net realized and unrealized losses on investments and option contracts	(1.05)		(0.72)		(1.00)		(0.81)	(1.19)
Total from investment operations	(0.97)		(0.64)		(0.85)		(0.73)	(1.14)

Less distributions:
Dividends from net investment income	(0.07)		(0.11)		(0.15)		(0.06)	(0.03)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$8.70		$9.74		$10.49		$11.49	$12.28

Total return (b)	(9.99%	)	(6.11%	)	(7.41%	)	(5.97% )	(8.49% )

Net assets at end of year (000’s)	$756,904		$1,137,305		$2,038,923		$4,936,808	$5,644,066

Ratio of net expenses to average net assets	1.07%	(c)	1.07%	(c)	1.08%	(c)	1.05%	1.03%

Ratio of net investment income to average net assets	0.79%		0.43%		1.08%		0.66%	0.39%

Portfolio turnover rate	107%		141%		125%		72%	67%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 1.12%, 1.12% and 1.09% for the years ended June 30, 2015, 2014 and 2013, respectively (Note 3).

See accompanying notes to financial statements.

51

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011
Net asset value at beginning of year	$11.63	$11.09		$12.38	$12.19	$12.41

Income (loss) from investment operations:
Net investment income	0.05	0.16		0.10	0.07	0.07
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.27)	0.52		(1.03)	0.43	0.37
Total from investment operations	(0.22)	0.68		(0.93)	0.50	0.44

Less distributions:
Dividends from net investment income	(0.09)	(0.14)		(0.09)	(0.07)	(0.12)
Distributions from net realized gains	—	—		(0.27)	(0.24)	(0.54)
Total distributions	(0.09)	(0.14)		(0.36)	(0.31)	(0.66)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$11.32	$11.63		$11.09	$12.38	$12.19

Total return (b)	(1.86% )	6.19%		(7.71% )	4.14%	3.53%

Net assets at end of year (000’s)	$485,015	$622,494		$1,199,224	$2,621,065	$2,339,289

Ratio of net expenses to average net assets	0.66% (c)	0.63%	(c)	0.64% (c)	0.63%	0.64%

Ratio of net investment income to average net assets	0.38%	1.26%		0.62%	0.57%	0.61%

Portfolio turnover rate	196%	216%		114%	78%	254%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 0.73%, 0.72% and 0.65% for the years ended June 30, 2015, 2014 and 2013, respectively (Note 3).

See accompanying notes to financial statements.

52

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011
Net asset value at beginning of year	$9.90	$9.74	$9.68		$10.54	$10.08

Income (loss) from investment operations:
Net investment income	0.17	0.05	0.07		0.00 (a)	0.04
Net realized and unrealized gains (losses) on investments and option and futures contracts	(1.41)	0.18	(0.01)		(0.65)	0.54
Total from investment operations	(1.24)	0.23	0.06		(0.65)	0.58

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	—		(0.05)	—
Distributions from net realized gains	—	—	—		(0.16)	(0.12)
Total distributions	(0.09)	(0.07)	—		(0.21)	(0.12)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00	(a)	0.00 (a)	0.00	(a)

Net asset value at end of year	$8.57	$9.90	$9.74		$9.68	$10.54

Total return (b)	(12.56% )	2.36%	0.62%		(6.14% )	5.83%

Net assets at end of year (000's)	$42,325	$104,970	$88,300		$87,720	$65,226

Ratio of net expenses to average net assets	1.61%	1.48%	1.60%		1.93%	2.00	(c)

Ratio of net investment income to average net assets	0.98%	0.68%	0.69%		0.24%	0.63%

Portfolio turnover rate	62%	59%	58%		51%	39%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.14% for the year ended June 30, 2011.

See accompanying notes to financial statements.

53

Hussman Strategic Dividend Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net asset value at beginning of period	$10.62	$10.43	$9.92	$10.00

Income (loss) from investment operations:
Net investment income	0.17	0.13	0.03	0.04
Net realized and unrealized gains (losses) on investments and option contracts	(0.48)	0.18	0.51	(0.08)
Total from investment operations	(0.29)	0.31	0.54	(0.04)

Less distributions:
Dividends from net investment income	(0.18)	(0.12)	(0.03)	(0.04)
Distributions from net realized gains	(0.85)	—	—	—
Total distributions	(1.03)	(0.12)	(0.03)	(0.04)

Proceeds from redemption fees collected (Note 1)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$9.30	$10.62	$10.43	$9.92

Total return (c)	(2.83% )	2.96%	5.42%	(0.41%	)(d)

Net assets at end of period (000's)	$8,869	$10,799	$32,534	$4,998

Ratio of net expenses to average net assets (e)	1.25%	1.25%	1.25%	1.25%	(f)

Ratio of net investment income to average net assets	1.70%	0.86%	0.25%	1.01%	(f)

Portfolio turnover rate	106%	100%	57%	11%	(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 3.99%, 2.09%, 2.85% and 7.04%(f) for the periods ended June 30, 2015, 2014, 2013 and 2012, respectively (Note 3).

(f)	Annualized.

See accompanying notes to financial statements.

54

Hussman Investment Trust Notes to Financial Statements
June 30, 2015

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Dividend Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Dividend Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they

55

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees under circumstances where such value is believed to reflect the market values of such securities as of the time of computation of net asset values of the Funds. As a result, the prices of securities used to calculate a Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2015, all options held by Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.

56

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

Investments representing shares of other investment companies are valued at their net asset value as reported by such companies.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask

57

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are frequently valued at their fair value as determined by an independent pricing service. The Board of Trustees has authorized Hussman Strategic International Fund to retain an independent pricing service to determine the fair value of its foreign portfolio securities when the value of such securities may be materially affected by events occurring before Hussman Strategic International Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of these procedures will depend on market events and thus cannot be predicted and the procedures may be utilized to a significant extent. Determining the fair value of portfolio securities involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. There can be no assurance that Hussman Strategic International Fund could purchase or sell a portfolio security at the price used to calculate its net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

58

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2015 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$762,643,857	$—	$—	$762,643,857
Put Option Contracts	—	23,708,400	—	23,708,400
Money Market Funds	352,871,142	—	—	352,871,142
Total Investments in Securities and Money Market Funds	$1,115,514,999	$23,708,400	$—	$1,139,223,399

Other Financial Instruments:
Written Call Option Contracts	$—	$(367,205,400)	$—	$(367,205,400)
Total Other Financial Instruments	$—	$(367,205,400)	$—	$(367,205,400)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$52,345,411	$—	$—	$52,345,411
U.S. Treasury Obligations	—	361,241,032	—	361,241,032
Exchange-Traded Funds	37,835,060	—	—	37,835,060
Money Market Funds	32,755,489	—	—	32,755,489
Total Investments in Securities and Money Market Funds	$122,935,960	$361,241,032	$—	$484,176,992

59

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$12,232,892	$17,108,156	$—	$29,341,048
Money Market Funds	1,792,394	—	—	1,792,394
Total Investments in Securities and Money Market Funds	$14,025,286	$17,108,156	$—	$31,133,442

Other Financial Instruments:
Futures Contracts Sold Short	$705,895	$—	$—	$705,895
Total Other Financial Instruments	$705,895	$—	$—	$705,895

Hussman Strategic Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$8,190,279	$—	$—	$8,190,279
Put Option Contracts	—	1,755	—	1,755
Money Market Funds	3,582,720	—	—	3,582,720
Total Investments in Securities and Money Market Funds	$11,772,999	$1,755	$—	$11,774,754

Other Financial Instruments:
Written Call Option Contracts	$—	$(2,940,912)	$—	$(2,940,912)
Total Other Financial Instruments	$—	$(2,940,912)	$—	$(2,940,912)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of June 30, 2015, the Funds did not have any transfers into and out of any Level.

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2015. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may purchase and write call and put options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to establish or modify the Funds’ exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed 60 days or less from the date of

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

purchase. During the years ended June 30, 2015 and June 30, 2014, proceeds from redemption fees, recorded in capital, totaled: $56,369 and $114,352, respectively, for Hussman Strategic Growth Fund; $16,624 and $55,944, respectively, for Hussman Strategic Total Return Fund; $2,981 and $39,940, respectively, for Hussman Strategic International Fund; and $450 and $2,978, respectively, for Hussman Strategic Dividend Value Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the years ended June 30, 2015 and June 30, 2014 was ordinary income.

Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings (deficit) at June 30, 2015 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Net unrealized appreciation (depreciation)	$68,289,764	$(3,508,425)	$2,287,444	$126,397
Undistributed ordinary income	1,950,524	158,978	—	—
Late year ordinary losses	—	—	(1,059,016)	—
Undistributed long-term capital gains	—	—	—	75,066
Capital loss carryforwards	(1,986,160,424)	(100,712,750)	(17,644,237)	—
Other temporary differences	—	(29,803)	—	(1,989)
Total accumulated earnings (deficit)	$(1,915,920,136)	$(104,092,000)	$(16,415,809)	$199,474

The following information is based upon the federal income tax cost of investment securities as of June 30, 2015:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Cost of investments and money market funds	$1,067,490,386	$487,685,417	$28,800,204	$11,648,559
Gross unrealized appreciation	$103,891,554	$9,366,355	$3,576,663	$520,780
Gross unrealized depreciation	(32,158,541)	(12,874,782)	(1,243,425)	(394,585)
Net unrealized appreciation (depreciation)	$71,733,013	$(3,508,427)	$2,333,238	$126,195

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

The difference between the federal income tax cost of portfolio investments and their financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, and adjustments to basis on publicly traded partnerships.

During the year ended June 30, 2015, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund utilized $47,787,185, $6,788,597 and $4,876,553 respectively, of capital loss carryforwards to offset current year gains.

As of June 30, 2015, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	585,452,182	84,806,351	16,410,479	—
No expiration – long-term	200,307,886	15,906,399	1,233,758	—
	$1,986,160,424	$100,712,750	$17,644,237	$—

These CLCFs may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Given the current size of Hussman Strategic Growth Fund, it is highly uncertain that the Fund will be able to fully utilize some of its CLCFs prior to their expiration. Such CLCFs cannot be utilized prior to the utilization of new capital loss carryovers created after December 31, 2010, of which have no expiration date.

Net qualified late year ordinary losses represent ordinary losses incurred after December 31, 2014 and specified losses incurred after October 31, 2014. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended June 30, 2015, Hussman Strategic International Fund intends to defer $1,059,016 of late year ordinary losses to July 1, 2015 for federal income tax purposes.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

For the year ended June 30, 2015, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Undistributed (distributions in excess of) net investment income	$(147,435)	$(17,942)	$(1,781,670)	$352
Accumulated net realized losses from security transactions and option and futures contracts	$147,757	$17,992	$1,781,670	$(352)
Paid-in-capital	$(322)	$(50)	$—	$—

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2012 through June 30, 2015) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2015, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $995,921,521 and $1,407,548,783, respectively, for Hussman Strategic Growth Fund; $124,084,733 and $141,833,435, respectively, for Hussman Strategic Total Return Fund; $36,190,916 and $78,582,852, respectively, for Hussman Strategic International Fund; and $8,694,918 and $9,956,910, respectively for Hussman Strategic Dividend Value Fund.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $5 billion of its average daily net assets and 0.85% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Dividend Value Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees and/or to absorb operating expenses to the extent necessary so that ordinary operating expenses of each of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund do not exceed annually an amount equal to 1.07%, 0.68% and 1.25%, respectively, of such Fund’s average daily net assets. This Expense Limitation Agreement remains in effect until at least November 1, 2015. Prior to November 1, 2014, this limit was 0.63% of average net assets for Hussman Strategic Total Return Fund. During the year ended June 30, 2015, the Adviser reduced its advisory fees by $423,991, $381,335 and $261,151 for Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund, respectively.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s or Hussman Strategic Dividend Value Fund’s ordinary operating expenses exceeding an amount equal to 1.07%, 0.63% and 1.25%, respectively, of such Fund’s average daily net assets, and

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

provided further that the fee reductions or expenses which are the subject of the repayment were waived or incurred (as applicable) within three years of such repayment. As of June 30, 2015, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund is $1,451,373, $1,341,756 and $765,026, respectively. The portion of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2016	June 30, 2017	June 30, 2018
Hussman Strategic Growth Fund	$361,365	$666,017	$423,991
Hussman Strategic Total Return Fund	$227,087	$733,334	$381,335
Hussman Strategic Dividend Value Fund	$267,596	$236,279	$261,151

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for its services in accordance with various servicing agreements. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the year ended June 30, 2015, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund paid $424,980, $284,346, $32,953 and $1,893, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

(except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal telephone monthly conference call of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

4. DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the year ended June 30, 2015 were as follows:

Hussman Strategic Growth Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	5,825	$520,104,947
Options written	22,350	2,047,829,204
Options cancelled in a closing purchase transaction	(24,225)	(2,186,944,684)
Options outstanding at end of year	3,950	$380,989,467

Hussman Strategic International Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	85	$6,477,736
Options written	220	19,509,806
Options cancelled in a closing purchase transaction	(305)	(25,987,542)
Options outstanding at end of year	—	$—

Hussman Strategic Dividend Value Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	24	$1,517,248
Options written	171	13,080,531
Options cancelled in a closing purchase transaction	(156)	(11,470,331)
Options outstanding at end of year	39	$3,127,448

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are as follows:

Hussman Strategic Growth Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	June 30, 2015
Index put options purchased	Investments in securities at value	$23,708,400	$—	$740,227,020
Index call options written	Written call options, at value	—	(367,205,400)	(740,227,020)

Hussman Strategic International Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	June 30, 2015
Futures contracts sold short	Variation margin receivable	$7,944,073	$—	$(28,118,641)

Hussman Strategic Dividend Value Fund

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	June 30, 2015
Index put options purchased	Investments in securities at value	$1,755	$—	$8,046,129
Index call options written	Written call options, at value	—	(2,940,912)	(8,046,129)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the year ended June 30, 2015 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Net Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(61,673,341)	Net change in unrealized appreciation (depreciation) on option contracts	$5,367,102
Index call options purchased	Net realized gains (losses) from option contracts	4,164,193	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(136,811,835)	Net change in unrealized appreciation (depreciation) on option contracts	45,049,370

Hussman Strategic International Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Net Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(9,316)	Net change in unrealized appreciation (depreciation) on option contracts	$1,219
Index call options written	Net realized gains (losses) from option contracts	(1,527,442)	Net change in unrealized appreciation (depreciation) on option contracts	336,459
Futures contracts purchased	Net realized gains (losses) from futures contracts	286,723	Net change in unrealized appreciation (depreciation) on futures contracts	84,677
Futures contracts sold short	Net realized gains (losses) from futures contracts	(3,813,253)	Net change in unrealized appreciation (depreciation) on futures contracts	300,205

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

Hussman Strategic Dividend Value Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Net Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(6,923)	Net change in unrealized appreciation (depreciation) on option contracts	$191
Index call options written	Net realized gains (losses) from option contracts	(515,378)	Net change in unrealized appreciation (depreciation) on option contracts	281,488

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2015.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral securities and securities collateral on a counterparty basis. The offsetting of financial assets and derivatives assets as of June 30, 2015 is as follows:

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$7,944,073	$—	$7,944,073	$—	$7,944,073
Total subject to a master netting or similar arrangement	$7,944,073	$—	$7,944,073	$—	$7,944,073

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

The offsetting of financial liabilities and derivative liabilities as of June 30, 2015 is as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$367,205,400	$—	$367,205,400	$—	$367,205,400
Total subject to a master netting or similar arrangement	$367,205,400	$—	$367,205,400	$—	$367,205,400

Hussman Strategic Dividend Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$2,940,912	$—	$2,940,912	$—	$2,940,912
Total subject to a master netting or similar arrangement	$2,940,912	$—	$2,940,912	$—	$2,940,912

5. CERTAIN INVESTMENTS AND RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in the Funds’ Prospectuses. Among these risks are those associated with investments in derivative instruments, investments in shares of money market mutual funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other derivative instruments used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with such instruments, which may increase its expenses and reduce its investment performance.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. As of June 30, 2015, Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund had 46.6% and 40.4%, respectively, of the value of their net assets invested in money market mutual funds registered under the Investment Company Act of 1940, including 32.6% and 28.2%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Funds incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market mutual funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

of a Fund’s portfolio could be adversely affected. As of June 30, 2015, Hussman Strategic Growth Fund had 25.4% and 29.6% of the value of its net assets invested in stocks within the Health Care and Information Technology sectors, respectively.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. The purpose of Hussman Strategic International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

As of June 30, 2015, Hussman Strategic International Fund had forward currency exchange contracts outstanding as follows:

Settlement Date	(To Deliver)		To Receive		Initial Value	Market Value	Net Unrealized Appreciation (Depreciation)
Contracts
7/6/2015	(132,820	)CAD	106,332	USD	$(106,333)	$(106,344)	$(11)
7/2/2015	(64,036	)GBP	100,741	USD	(100,741)	(100,622)	119
Total Contracts					$(207,074)	$(206,966)	$108

CAD - Canadian Dollar
GBP - British Pound Sterling

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2015, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Dividend Value Fund currently has a bank line of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contacts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. Hussman Strategic Growth Fund was named as a defendant in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund, and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust) was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing those actions in full. The plaintiffs in those actions have appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including the Hussman entities, cross-appealed. Briefing on the appeal and the cross-appeal was completed on April 25, 2014, and oral argument was held on November 5, 2014. The Second Circuit has yet to issue a decision.

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2015

issued a protocol regarding a global motion to dismiss on behalf of all shareholder defendants on April 24, 2014. Briefing on the global motion to dismiss was completed on July 3, 2014. No date for oral argument has been set.

The lawsuits allege no misconduct by the Trust, Hussman Strategic Growth Fund, or the Adviser, and all the Hussman entities intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect the Fund’s net asset value per share. The adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of June 30, 2015, approximately 3.9% of the Fund’s net assets), plus interest.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

78

Hussman Investment Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hussman Investment Trust, comprising Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund, (collectively the “Funds”), as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund of Hussman Investment Trust as of June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 25, 2015

79

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2015 - June 30, 2015).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission (“SEC“) requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended June 30, 2015, annualized, after fee waivers. Actual expenses of the Funds in future

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Hussman Investment Trust About Your Funds’ Expenses (Unaudited)(continued)

periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Actual	$1,000.00	$968.80	1.07%	$5.22
Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.49	1.07%	$5.36
Hussman Strategic Total Return Fund
Actual	$1,000.00	$1,009.50	0.68%	$3.39
Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.67	0.68%	$3.41
Hussman Strategic International Fund
Actual	$1,000.00	$957.00	1.80%	$8.74
Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.87	1.80%	$9.00
Hussman Strategic International Fund
Actual	$1,000.00	$973.00	1.25%	$6.11
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	1.25%	$6.26

(a)	Annualized, after waivers, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, muliplied by 181/365 (to reflect the one-half year period).

81

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	5136 Dorsey Hall Drive Ellicott City, MD 21042	52	President and Trustee	Since June 2000
David C. Anderson	1144 Lake Street Oak Park, IL 60301	64	Trustee	Since June 2000
William H. Vanover	36800 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	68	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	58	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	53	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	58	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

William H. Vanover is an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser). He is also a Director of Susa Registered Fund, L.L.C. (a registered investment company). Prior to January 2012, he was Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd.

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Hussman Investment Trust Board of Trustees and Officers (Unaudited)(continued)

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is an Executive Vice President of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2015. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund intend to designate up to a maximum amount of $6,533,912, $4,554,461, $759,883 and $936,511, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended June 30, 2015, 99%, 20% and 100%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

83

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

84

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

At a meeting held in person on June 25-26, 2015, the Board of Trustees of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and approved the continuance of each Fund’s Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser for an additional annual period.

In determining whether to approve the continuances of the Advisory Agreements, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale may be realized as the Funds grow; and (v) whether the fee level for each Fund reflects any such economies of scale for the benefit of that Fund’s shareholders. They reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel. They also discussed and considered the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds, the Adviser’s compliance program, the Adviser’s role in coordinating and supervising all services provided to the Trust, and indirect benefits that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and also met separately with their counsel.

The Adviser provided the Board with extensive information to assist the Independent Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The returns of each Fund were compared to the returns of relevant indices and to one or more selected peer groups of other mutual funds. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund on July 24, 2000 through May 31, 2015, the Fund generated an average annual total return of 2.72%, compared with average annual total returns of 4.49% and 7.56% for the S&P 500 Index and the Russell 2000 Index, respectively. Based upon their review, the Independent Trustees found that, since inception, Hussman Strategic Growth Fund’s hedging strategies have been successful in substantially reducing volatility as compared to relevant securities indices with substantially less downside risk than a passive investment approach. The Independent Trustees further found that the Adviser’s stock selection with respect to Hussman Strategic Growth Fund has been acceptable, and that more recent periods

85

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

of underperformance are largely attributable to the Fund’s use of hedging techniques and its alternative investment approach, which is not intended to track general market movements. In considering the Fund’s investment performance, the Board recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has caused underperformance, the Adviser has sought to manage the Fund’s investment portfolio in a manner consistent with the Fund’s investment objective and goals, as described in the Fund’s prospectus, and has made adaptations to its models and analytics that are intended to address the Fund’s underperformance. The Independent Trustees noted that the Adviser has also implemented additional restrictions in its hedging approach with the goals of improving the selectivity of its use of hedging and reducing the cost of hedging in generally unfavorable, but still-advancing, market conditions. The Independent Trustees also noted that, despite underperformance in the Fund’s holdings since 2010 related to the tendency of the market to collect securities into “risk on” and “risk off” groupings, the Adviser’s stock selection approach has significantly outperformed the S&P 500 Index over the long term. The Independent Trustees observed that despite the Fund’s substantial underperformance since 2009, the period represents only half of a complete market cycle and the Fund’s outperformance prior to 2009 was substantial.

In reviewing the performance of Hussman Strategic Total Return Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of 4.99% from inception on September 12, 2002 through May 31, 2015 compared favorably to the 4.65% average annual total return of the Barclays U.S. Aggregate Bond Index during the same period. The Independent Trustees noted that the primary driver of Hussman Strategic Total Return Fund’s underperformance over shorter recent periods (3 years and 5 years) was its exposure to gold stocks which, while generally modest, caused a significant drag on performance due to a severe drop in the price of gold and prices of gold stocks.

With respect to Hussman Strategic International Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of –2.28% from inception on December 31, 2009 through May 31, 2015 lagged the 6.53% average annual total return of the MSCI Europe, Australasia, Far East (“EAFE”) Index during the same period. In their consideration of Hussman Strategic International Fund’s performance, the Independent Trustees noted that since its inception the Fund has maintained a defensive position in which it has been substantially fully hedged against the impact of general market fluctuations. They noted that the Fund has experienced less downside risk than a passive investment approach, but also noted that the Fund has not been in existence for a full market cycle, making it difficult to evaluate the Fund’s investment performance relative to its investment objective.

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

With respect to Hussman Strategic Dividend Value Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of 1.72% from inception on February 6, 2012 through May 31, 2015 lagged the 17.01% average annual total return of the S&P 500 Index during the same period. In their consideration of Hussman Strategic Dividend Value Fund’s performance, the Independent Trustees noted that the Fund has maintained a defensive stance since inception (with between 50% and 100% of the Fund’s stock portfolio hedged against general market fluctuations) and that the Fund has experienced less downside risk than a passive investment approach. Similar to Hussman Strategic International Fund, the Fund has not been in existence long enough to evaluate its investment performance over a full market cycle relative to its investment objective.

In evaluating the advisory fees and expense ratios of the Funds, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based both on fund size and investment style. They took note of the fact that the advisory fee rates and total expense ratios of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund are considerably less than the averages for peer group funds. The Independent Trustees also took note of the fact that, from time to time since each such Fund’s inception, its effective advisory fee rate, and as a result its expense ratio, have been reduced through the introduction of advisory fee breakpoints that have allowed the Funds to participate in economies of scale in the Adviser’s costs of providing services to Funds. In addition, the Independent Trustees considered the fact that the Adviser has contractually agreed, until at least November 1, 2015, to reduce its advisory fees or to absorb operating expenses of these Funds to the extent necessary to limit ordinary operating expenses of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund to the annual rates of 1.07% and 0.68%, respectively, of average daily net assets. Based upon their review and discussion, the Adviser and the Trustees agreed to modify the fee schedule used to determine the advisory fee payable by Hussman Strategic Growth Fund, effective November 1, 2015. The Adviser offered this fee modification, consistent with its prior fee reduction initiatives, to potentially lower expenses for the benefit of shareholders if the Fund grows. The advisory fee currently paid by Hussman Strategic Growth Fund is calculated at the annual rates of 0.90% on the first $5 billion of the Fund’s average daily net assets and 0.85% on such assets in excess of $5 billion. Effective November 1, 2015, the advisory fee will be reduced to 0.90% on the first $2 billion of the Fund’s average daily net assets, 0.85% on the next $3 billion of such assets, and 0.80% on such assets over $5 billion. It was the consensus of the Independent Trustees that the breakpoints reflected in the new advisory fee schedule are appropriate and allow Hussman Strategic Growth Fund to participate in future economies of scale commensurate with asset growth.

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

The Independent Trustees also reviewed comparative advisory fee and expense information for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund and noted that the advisory fees of Hussman Strategic Dividend Fund and the total operating expenses of each of those Funds are higher than many other mutual funds that have similar investment strategies. The Independent Trustees took cognizance of the fact that this is attributable, in part, to the small size of those Funds. The Independent Trustees considered that the advisory fee rate for Hussman Strategic International Fund is less than the averages for peer group funds and that the advisory fee rate for Hussman Strategic Dividend Value Fund is in the range of its peer group funds. They also took cognizance of the Adviser’s commitment to reduce its fees and reimburse other operating expenses to the extent necessary to limit ordinary operating expenses of these Funds to the annual rates of 2.00% of average daily net assets for Hussman Strategic International Fund and 1.25% of average daily net assets for Hussman Strategic Dividend Value Fund. In addition, the Adviser agreed in 2013 to new advisory fee schedules which resulted in an immediate reduction in the effective advisory fee rates for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund of 0.05% and 0.10%, respectively, based on current asset levels. It was the consensus of the Independent Trustees that the advisory fee schedules currently in effect allow shareholders of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund to participate in economies of scale associated with potential future growth of their assets.

The Independent Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser’s revenues and expenses with respect to the Funds for the year ended December 31, 2014, and an analysis of the Adviser’s profitability with respect to each Fund covering the years 2012, 2013 and 2014 (other than Hussman Strategic Dividend Value Fund, which commenced operations on February 6, 2012 but did not begin to pay fees to the Adviser until 2013). They noted that the Adviser has reduced its fees, thereby reducing the Adviser’s profitability, since March 2013 pursuant to expense limitation agreements with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. They concluded that the Adviser has realized significant profits from its advisory relationships with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, and that its profit margins associated with providing services to these Funds and to Hussman Strategic International Fund are significant, but that the Adviser’s profitability with respect to each of these Funds was not excessive when viewed in light of the quality and scope of services provided by the Adviser (which, in the cases of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, have been provided over a period of many years) and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. In reaching these conclusions, the Independent Trustees recognized the broad and unique skill set and talent of the Adviser that is of value

88

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

to the Funds and has enabled the Adviser to pursue and to adhere to the Funds’ well-defined and disciplined investment programs which has been a primary attraction of the Funds to investors. The Independent Trustees also considered brokerage costs incurred by the Funds and concluded that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of the factors and information discussed above, the Independent Trustees concluded that the Adviser has provided all required services to the Funds and has provided services of appropriate quality. They determined that this conclusion is supported by the nature of the advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and involve extensive use of risk-management techniques. The Independent Trustees also considered the fact the Adviser has achieved a very good record of stock selection for the Funds and has achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges in the Adviser’s hedging approach have reduced returns in the period since 2009, but noted that the Adviser has made meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009.

In reviewing the Funds’ advisory fee rates, the Independent Trustees concluded that the advisory fee rate of 0.90% for Hussman Strategic Growth Fund, based on the Fund’s current asset level, compares favorably to the average advisory fees payable by other “long-short” or “market neutral” funds, as categorized by Morningstar and that, when compared to the advisory compensation payable by hedge funds offering similar investment programs, Hussman Strategic Growth Fund is much less expensive. The Independent Trustees also concluded that the advisory fee rates of 0.50% for Hussman Strategic Total Return Fund and 0.95% for Hussman Strategic International Fund, based upon current asset levels of those Funds, compare favorably to the average advisory fees of other funds of similar size investing in similar securities. Although the advisory fee rate for Hussman Strategic Dividend Value Fund currently is higher than the advisory fee rates of many other mutual funds within the Fund’s peer group, the Independent Trustees concluded that the advisory fee payable by the Fund is appropriate in light of the investment strategies of the Fund, which incorporate risk management and hedging techniques that are not typically employed by the peer group funds, and breakpoints in the advisory fee schedule that will allow shareholders to benefit from a lower advisory fee rate to the extent the Fund experiences asset growth. The Independent Trustees determined, with respect to each of the Funds, that the fees payable to the Adviser appropriately reflect the scope of services

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise and analytic capabilities. They also determined that the advisory fee schedules of the Funds provide each Fund the opportunity to participate in economies of scale of expenses as its assets grow, and that each Fund presently benefits from expense caps or voluntary fee waivers that have been implemented by the Adviser.

The Independent Trustees noted that Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as “long-short” or “market neutral” funds, and that the total expense ratio of Hussman Strategic Total Return Fund is considerably less than the average expense ratio of “tactical allocation” funds tracked by Morningstar. They also noted that, although the total expense ratios of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are higher than the expense ratios of many other mutual funds within their respective peer groups, the Adviser’s agreements to limit the total ordinary operating expenses of those Funds through fee reductions and expense reimbursements has enabled these Funds to maintain competitive expense ratios (within the range of expense ratios of their peer group funds).

The Independent Trustees also concluded that the Adviser: (i) does not derive any material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii) adheres to a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and thereby increasing the Funds’ investment returns.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuances of the Advisory Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Advisory Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Advisory Agreements for an additional annual period.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com

1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $132,200 and $128,300 with respect to the registrant’s fiscal years ended June 30, 2015 and 2014, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal year ended June 30, 2015 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $21,800 with respect to the registrant’s fiscal year ended June 30, 2014. The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions and cash reconciliations ($14,800) and review of the registrant’s semi-annual report ($7,000).

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $32,600 with respect to the registrant’s fiscal year ended June 30, 2015. The services comprising these fees are the computation of required distributions and the preparation of the registrant’s federal income and excise tax returns. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $41,700 with respect to the registrant’s fiscal year ended June 30, 2014. The services comprising these fees are the computation of required distributions and the preparation of the registrant’s federal income and excise tax returns ($31,700) and a subscription to the PFIC Analyzer, a database used to determine whether foreign equity securities are passive foreign investment companies ($10,000).

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•
Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2015 and 2014, aggregate non-audit fees of $32,600 and $63,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	August 31, 2015

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 31, 2015

* Print the name and title of each signing officer under his or her signature.